Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended September 30, 2008

www.preit.com

NYSE common shares (PEI)

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

September 30, 2008

Table of Contents

Introduction

Company Information	1

Press Release Announcements	2

Market Capitalization and Capital Resources	3

Operating Results

Income Statement-Proportionate Consolidation Method - Three Months Ended September 30, 2008 and September 30, 2007	4

Income Statement-Proportionate Consolidation Method - Nine Months Ended September 30, 2008 and September 30, 2007	5

Net Operating Income - Three Months Ended September 30, 2008 and September 30, 2007	6

Net Operating Income - Nine Months Ended September 30, 2008 and September 30, 2007	7

Computation of Earnings per Share	8

Funds From Operations and Funds Available for Distribution	9

Operating Statistics

Leasing Activity Summary	10

Summarized Rent Per Square Foot and Occupancy Percentages	11

Mall Sales and Rent Per Square Foot	12

Mall Occupancy - Owned GLA	13

Strip and Power Center Rent Per Square Foot and Occupancy Percentages	14

Top Twenty Tenants	15

Lease Expirations	16

Gross Leasable Area Summary	17

Property Information	18

Vacant Anchor Summary	21

Balance Sheet

Balance Sheet - Proportionate Consolidation Method	22

Balance Sheet - Property Type	23

Investment in Real Estate	24

Property Redevelopment and Repositioning Summary	26

Development Property Summary	28

Capital Expenditures	29

Debt Analysis	30

Debt Schedule	31

Shareholder Information	32

Definitions	33

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including credit market conditions, changes in interest rates or the possibility of war or terrorist attacks; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth above, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2007. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust (“PREIT” or “the Company”), founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and strip and power centers. As of September 30, 2008, the Company’s retail portfolio, which was approximately 34.4 million square feet, consisted of 56 properties including 38 shopping malls, 14 strip and power centers, and four properties under development. The Company’s properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Results for 2008 will be announced as follows (tentative date):

Fourth Quarter 2008                         February 24, 2009

Research Coverage

Company	Analyst	Phone Number

Citi Investment Research	Michael Bilerman	(212) 816-1383

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah E. King	(212) 622-5670

Merrill Lynch	Craig Schmidt	(212) 449-1944
	Steve Sakwa	(212) 449-0335

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	David M. Fick	(443) 224-1308

UBS Securities	Jeffrey Spector	(212) 713-6144

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

October 24, 2008 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share.

July 28, 2008 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share.

Financing activities:

October 8, 2008 PREIT announced it has secured an additional $40 million to its already announced senior unsecured term loan, and has exercised a 14 month extension on its Credit Facility.

September 10, 2008 PREIT announced that is has closed $420 million in secured and unsecured financings and has repaid its $400 million, 15 property real estate mortgage investment conduit (REMIC).

July 24, 2008 PREIT announced that it has completed financing of Paxton Towne Centre in Harrisburg, Pennsylvania.

Other activities:

October 17, 2008 PREIT scheduled its Third Quarter 2008 earnings call for Monday, November 3, 2008.

August 7, 2008 PREIT reported its Second Quarter 2008 financial results.

July 21, 2008 PREIT scheduled its Second Quarter 2008 earnings call for Thursday, August 7, 2008.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended September 30,		Year Ended December 31,
	2008	2007	2007	2006	2005
TRADING INFORMATION
High Price	$24.29	$45.38	$50.39	$44.53	$50.20
Low Price	$16.57	$34.37	$28.48	$36.75	$35.24
Average Daily Trading Volume	656,615	348,670	395,718	223,686	209,537
MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	39,397	38,664	38,953	36,947	36,521
OP Units Outstanding	2,238	2,682	2,395	4,297	4,156

TOTAL Shares and OP Units	41,635	41,346	41,348	41,244	40,677

Market Price (closing price at end of period)	$18.85	$38.94	$29.68	$39.38	$37.36
Equity Market Capitalization - Shares and OP Units	$784,830	$1,610,005	$1,227,216	$1,606,325	$1,519,679
Preferred Shares, Nominal Value	—	—	—	123,750	123,750

Total Equity Market Capitalization	784,830	1,610,005	1,227,216	1,730,075	1,643,429

DEBT CAPITALIZATION
Unsecured Debt Balance (1) (2) (3)	837,500	533,648	617,500	333,148	436,900
Secured Debt Balance	1,866,730	1,837,860	1,831,211	1,789,511	1,523,745

Debt Capitalization	2,704,230	2,371,508	2,448,711	2,122,659	1,960,645

TOTAL MARKET CAPITALIZATION	$3,489,060	$3,981,513	$3,675,927	$3,852,734	$3,604,074

Shares and OP Units/Total Market Capitalization	22.5%	40.4%	33.4%	41.7%	42.2%
Preferred Shares/Total Market Capitalization	0.0%	0.0%	0.0%	3.2%	3.4%
Equity Capitalization/Total Market Capitalization	22.5%	40.4%	33.4%	44.9%	45.6%
Debt Capitalization/Total Market Capitalization	77.5%	59.6%	66.6%	55.1%	54.4%
Unsecured Debt Balance/Total Debt	31.0%	22.5%	25.2%	15.7%	22.3%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Income	(4)	$0.526	$2.105	$1.935	$2.075
Section 1250 Gain	(4)	—	—	0.037	—
Return of Capital/Non-Taxable	(4)	0.044	0.175	0.308	0.175

Distributions per share	$0.570	$0.570	$2.280	$2.280	$2.250

Annualized Dividend Yield (5)	12.1%	5.9%	7.7%	5.8%	6.0%
CAPITAL RESOURCES
Cash and Cash Equivalents	$25,205	$23,861	$33,227	$18,727	$25,828
Credit Facility	500,000	500,000	500,000	500,000	500,000
Amount Outstanding	(380,000)	(245,000)	(330,000)	(332,000)	(342,500)
Letters of Credit	(10,967)	(16,686)	(16,686)	(24,803)	(10,485)

Available Line of Credit (6)	109,033	238,314	153,314	143,197	147,015

Shelf Registration	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Amount Used	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)

Available Shelf	655,854	655,854	655,854	655,854	655,854

TOTAL CAPITAL RESOURCES	$790,092	$918,029	$842,395	$817,778	$828,697

(1)	The unsecured debt balance includes $1,148, $1,148 and $94,400 of corporate notes payable as of June 30, 2007, December 31, 2006 and December 31, 2005, respectively.

(2)	The unsecured debt balance includes $287,500 in exchangeable senior notes as of September 30, 2008, December 31, 2007 and September 30, 2007.

(3)	The unsecured debt balance includes $170,000 in senior unsecured term loans as of September 30, 2008.

(4)	Tax status of 2008 dividend payments will be available in January 2009.

(5)	Based on closing share price at the end of the period.

(6)	The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended September 30, 2008 and 2007

Proportionate Consolidation Method

(in thousands)

	Three months ended September 30, 2008				Three months ended September 30, 2007
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenue:
Base rent	$73,110	$6,312	$—	$79,422	$71,547	$6,020	$(13)	$77,554
Expense reimbursements	35,477	2,739	—	38,216	33,369	2,234	—	35,603
Percentage rent	1,060	44	—	1,104	1,289	38	—	1,327
Lease termination revenue	320	—	—	320	690	5	—	695
Other real estate revenue	3,718	430	—	4,148	3,902	192	34	4,128

TOTAL REAL ESTATE REVENUE	113,685	9,525	—	123,210	110,797	8,489	21	119,307

Property operating expenses:
CAM and real estate taxes	(33,577)	(1,993)	—	(35,570)	(31,620)	(1,712)	16	(33,316)
Utilities	(7,019)	(247)	—	(7,266)	(6,886)	(252)	—	(7,138)
Other property operating expenses	(7,148)	(795)	—	(7,943)	(5,885)	(635)	(18)	(6,538)

TOTAL PROPERTY OPERATING EXPENSES	(47,744)	(3,035)	—	(50,779)	(44,391)	(2,599)	(2)	(46,992)

NET OPERATING INCOME	65,941	6,490	—	72,431	66,406	5,890	19	72,315

Management company revenue	1,181	—	—	1,181	854	—	—	854
Interest and other income	240	—	—	240	535	—	—	535
Other expenses:
General and administrative expenses	(10,364)	—	—	(10,364)	(9,801)	—	—	(9,801)
Abandoned project costs, income taxes and other expenses	(311)	—	—	(311)	(196)	—	—	(196)

Total other expenses	(10,675)	—	—	(10,675)	(9,997)	—	—	(9,997)
Interest expense, net (2)	(28,450)	(2,351)	—	(30,801)	(24,866)	(3,028)	—	(27,894)
Depreciation and amortization	(38,435)	(1,970)	—	(40,405)	(32,743)	(1,714)	—	(34,457)

Subtotal	(10,198)	2,169	—	(8,029)	189	1,148	19	1,356
Equity in income of partnerships	2,169	(2,169)	—	—	1,148	(1,148)	—	—
Gains on sales of non-operating real estate	49	—	—	49	247	—	—	247
Minority interest	349	—	—	349	(103)	—	—	(103)

TOTAL CONTINUING OPERATIONS	(7,631)	—	—	(7,631)	1,481	—	19	1,500

Discontinued Operations:
Operating results from discontinued operations	—	—	—	—	19	—	(19)	—
Minority interest	—	—	—	—	(1)	—	—	(1)

TOTAL DISCONTINUED OPERATIONS	—	—	—	—	18	—	(19)	(1)

NET (LOSS) INCOME	(7,631)	—	—	(7,631)	1,499	—	—	1,499

Dividends on preferred shares	—	—	—	—	(1,134)	—	—	(1,134)
Gain on redemption of preferred shares	—	—	—	—	13,347	—	—	13,347

NET (LOSS ALLOCABLE) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(7,631)	$—	$—	$(7,631)	$13,712	$—	$—	$13,712

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Capitalized interest expense of $4,145 and $4,455 is not included for the three months ended September 30, 2008 and September 30, 2007, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Nine Months Ended September 30, 2008 and 2007

Proportionate Consolidation Method

(in thousands)

	Nine months ended September 30, 2008				Nine months ended September 30, 2007
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
Real estate revenue:
Base rent	$219,951	$18,961	$—	$238,912	$213,300	$17,843	$530	$231,673
Expense reimbursements	103,417	7,638	—	111,055	101,028	6,708	436	108,172
Percentage rent	3,526	162	—	3,688	4,922	76	—	4,998
Lease termination revenue	2,618	—	—	2,618	1,408	6	—	1,414
Other real estate revenue	10,951	1,291	—	12,242	11,329	639	116	12,084

TOTAL REAL ESTATE REVENUE	340,463	28,052	—	368,515	331,987	25,272	1,082	358,341

Property operating expenses:
CAM and real estate taxes	(98,846)	(5,915)	—	(104,761)	(95,116)	(5,235)	(473)	(100,824)
Utilities	(19,308)	(708)	—	(20,016)	(19,055)	(697)	(259)	(20,011)
Other property operating expenses	(19,002)	(2,036)	—	(21,038)	(16,954)	(1,733)	(117)	(18,804)

TOTAL PROPERTY OPERATING EXPENSES	(137,156)	(8,659)	—	(145,815)	(131,125)	(7,665)	(849)	(139,639)

NET OPERATING INCOME	203,307	19,393	—	222,700	200,862	17,607	233	218,702

Management company revenue	2,992	—	—	2,992	2,323	—	—	2,323
Interest and other income	622	—	—	622	1,827	—	—	1,827
Other expenses:
General and administrative expenses	(31,777)	—	—	(31,777)	(30,969)	—	—	(30,969)
Abandoned project costs, income taxes and other expenses	(1,815)	—	—	(1,815)	(865)	—	—	(865)

Total other expenses	(33,592)	—	—	(33,592)	(31,834)	—	—	(31,834)
Interest expense, net (2)	(80,817)	(7,668)	—	(88,485)	(72,338)	(9,208)	(136)	(81,682)
Depreciation and amortization	(111,455)	(5,987)	—	(117,442)	(96,970)	(5,127)	(215)	(102,312)

Subtotal	(18,943)	5,738	—	(13,205)	3,870	3,272	(118)	7,024
Equity in income of partnerships	5,738	(5,738)	—	—	3,272	(3,272)	—	—
Gains on sales of interests in real estate	—	—	—	—	579	—	—	579
Gains on sales of non-operating real estate	49	—	—	49	1,731	—	—	1,731
Minority interest	499	—	—	499	(884)	—	—	(884)

TOTAL CONTINUING OPERATIONS	(12,657)	—	—	(12,657)	8,568	—	(118)	8,450

Discontinued Operations:
Operating results from discontinued operations	—	—	—	—	(118)	—	118	—
Gain on sale of discontinued operations	—	—	—	—	6,699	—	—	6,699
Minority interest	—	—	—	—	(691)	—	—	(691)

TOTAL DISCONTINUED OPERATIONS	—	—	—	—	5,890	—	118	6,008

NET (LOSS) INCOME	(12,657)	—	—	(12,657)	14,458	—	—	14,458

Dividends on preferred shares	—	—	—	—	(7,941)	—	—	(7,941)
Gain on redemption of preferred shares	—	—	—	—	13,347	—	—	13,347

NET (LOSS ALLOCABLE) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(12,657)	$—	$—	$(12,657)	$19,864	$—	$—	$19,864

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Capitalized interest expense of $11,584 and $11,883 is not included for the nine months ended September 30, 2008 and September 30, 2007, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended September 30, 2008 and 2007

(in thousands)

	Three months ended September 30, 2008				Three months ended September 30, 2007
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$78,069	$903	$450	$79,422	$77,515	$—	$39	$77,554
Expense reimbursements	38,000	204	12	38,216	35,603	—	—	35,603
Percentage rent	1,104	—	—	1,104	1,327	—	—	1,327
Lease termination revenue	320	—	—	320	695	—	—	695
Other real estate revenue	3,961	—	187	4,148	4,094	—	34	4,128

TOTAL REAL ESTATE REVENUE	121,454	1,107	649	123,210	119,234	—	73	119,307

Property operating expenses:
CAM and real estate taxes	(35,022)	(196)	(352)	(35,570)	(33,322)	—	6	(33,316)
Utilities	(7,251)	(15)	—	(7,266)	(7,138)	—	—	(7,138)
Other property operating expenses	(7,954)	(6)	17	(7,943)	(6,519)	—	(19)	(6,538)

TOTAL PROPERTY OPERATING EXPENSES	(50,227)	(217)	(335)	(50,779)	(46,979)	—	(13)	(46,992)

NET OPERATING INCOME	$71,227	$890	$314	$72,431	$72,255	$—	$60	$72,315

	Three months ended September 30, 2008				Three months ended September 30, 2007
SAME STORE COMPARISON	Malls	Strip and Power Centers	Total		Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$70,503	$7,566	$78,069		$70,072	$7,443	$77,515
Expense reimbursements	36,295	1,705	38,000		33,956	1,647	35,603
Percentage rent	1,066	38	1,104		1,290	37	1,327
Lease termination revenue	320	—	320		690	5	695
Other real estate revenue	3,905	56	3,961		4,046	48	4,094

TOTAL REAL ESTATE REVENUE	112,089	9,365	121,454		110,054	9,180	119,234

Property operating expenses:
CAM and real estate taxes	(33,384)	(1,638)	(35,022)		(31,678)	(1,644)	(33,322)
Utilities	(7,185)	(66)	(7,251)		(7,087)	(51)	(7,138)
Other property operating expenses	(7,740)	(214)	(7,954)		(6,333)	(186)	(6,519)

TOTAL PROPERTY OPERATING EXPENSES	(48,309)	(1,918)	(50,227)		(45,098)	(1,881)	(46,979)

NET OPERATING INCOME	$63,780	$7,447	$71,227		$64,956	$7,299	$72,255

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Nine Months Ended September 30, 2008 and 2007

(in thousands)

	Nine months ended September 30, 2008				Nine months ended September 30, 2007
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$235,016	$2,644	$1,252	$238,912	$230,985	$—	$688	$231,673
Expense reimbursements	110,660	351	44	111,055	107,736	—	436	108,172
Percentage rent	3,657	—	31	3,688	4,998	—	—	4,998
Lease termination revenue	2,618	—	—	2,618	1,414	—	—	1,414
Other real estate revenue	11,623	—	619	12,242	11,968	—	116	12,084

TOTAL REAL ESTATE REVENUE	363,574	2,995	1,946	368,515	357,101	—	1,240	358,341

Property operating expenses:
CAM and real estate taxes	(103,348)	(327)	(1,086)	(104,761)	(100,320)	—	(504)	(100,824)
Utilities	(19,980)	(36)	—	(20,016)	(19,752)	—	(259)	(20,011)
Other property operating expenses	(20,906)	(67)	(65)	(21,038)	(18,684)	—	(120)	(18,804)

TOTAL PROPERTY OPERATING EXPENSES	(144,234)	(430)	(1,151)	(145,815)	(138,756)	—	(883)	(139,639)

NET OPERATING INCOME	$219,340	$2,565	$795	$222,700	$218,345	$—	$357	$218,702

	Nine months ended September 30, 2008				Nine months ended September 30, 2007
SAME STORE COMPARISON	Malls	Strip and Power Centers	Total		Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$212,440	$22,576	$235,016		$208,591	$22,394	$230,985
Expense reimbursements	105,636	5,024	110,660		102,705	5,031	107,736
Percentage rent	3,520	137	3,657		4,917	81	4,998
Lease termination revenue	2,618	—	2,618		1,408	6	1,414
Other real estate revenue	11,454	169	11,623		11,803	165	11,968

TOTAL REAL ESTATE REVENUE	335,668	27,906	363,574		329,424	27,677	357,101

Property operating expenses:
CAM and real estate taxes	(98,600)	(4,748)	(103,348)		(95,192)	(5,128)	(100,320)
Utilities	(19,782)	(198)	(19,980)		(19,616)	(136)	(19,752)
Other property operating expenses	(20,204)	(702)	(20,906)		(18,026)	(658)	(18,684)

TOTAL PROPERTY OPERATING EXPENSES	(138,586)	(5,648)	(144,234)		(132,834)	(5,922)	(138,756)

NET OPERATING INCOME	$197,082	$22,258	$219,340		$196,590	$21,755	$218,345

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of Earnings Per Share

(in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Net (loss) income from continuing operations	$(7,631)	$1,481	$(12,657)	$8,568
Redemption of preferred shares	—	13,347	—	13,347
Dividends on preferred shares	—	(1,134)	—	(7,941)

Net (loss) income from continuing operations allocable to common shareholders	(7,631)	13,694	(12,657)	13,974
Dividends on unvested restricted shares	(304)	(272)	(918)	(815)

(Loss) income from continuing operations used to calculate earnings per share - basic	(7,935)	13,422	(13,575)	13,159
Minority interest in properties-continuing operations	—	—	—	—

(Loss) income from continuing operations used to calculate earnings per share - diluted	$(7,935)	$13,422	$(13,575)	$13,159

Income from discontinued operations	$—	$18	$—	$5,890

Basic (loss) earnings per share:
(Loss) income from continuing operations	$(0.20)	$0.35	$(0.35)	$0.35
Income from discontinued operations	—	—	—	0.16

	$(0.20)	$0.35	$(0.35)	$0.51

Diluted (loss) earnings per share:
(Loss) income from continuing operations	$(0.20)	$0.35	$(0.35)	$0.35
Income from discontinued operations	—	—	—	0.16

	$(0.20)	$0.35	$(0.35)	$0.51

Weighted average of common shares outstanding	39,374	38,659	39,306	37,744
Weighted average of unvested restricted shares	(534)	(478)	(525)	(525)

Weighted average shares outstanding - basic	38,840	38,181	38,781	37,219
Weighted average effect of common share equivalents (1)	—	295	—	363

Total weighted average shares outstanding - diluted	38,840	38,476	38,781	37,582

(1)

For the three and nine month periods ended September 30, 2008 there are net losses allocable to common shareholders from continuing operations, so the effect of common share equivalents is excluded from the calculation of diluted loss per share for these periods.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended September 30,			Nine months ended September 30,		Year Ended December 31,
	2008		2007	2008	2007	2007
FUNDS FROM OPERATIONS (FFO)
Net (loss) income	$(7,631)		$1,499	$(12,657)	$14,458	$23,161
Redemption of preferred shares	—		13,347	—	13,347	13,347
Dividends on preferred shares	—		(1,134)	—	(7,941)	(7,941)
Minority interest	(349)		104	(499)	1,575	2,105
Gain on sale of interests in real estate	—		—	—	(579)	(579)
Gain on sale of interests in discontinued operations	—		—	—	(6,699)	(6,699)
Depreciation and amortization: (1)
Wholly owned and consolidated partnerships	37,766		32,178	109,484	95,275	129,924
Unconsolidated partnerships	1,970		1,714	5,987	5,127	7,130
Discontinued operations	—		—	—	215	215

FFO	$31,756		$47,708	$102,315	$114,778	$160,663

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$31,756		$47,708	$102,315	$114,778	$160,663
Adjustments:
Straight line rent	(575)		(599)	(2,334)	(1,554)	(2,484)
Recurring capital expenditures	(5,782)		(6,005)	(10,686)	(9,633)	(17,579)
Tenant allowances	(7,788)		(4,485)	(12,155)	(9,783)	(14,294)
Capitalized leasing costs	(1,166)		(1,011)	(3,971)	(3,502)	(4,830)
Amortization of debt premium	(3,016)		(3,135)	(9,197)	(9,733)	(12,843)
Amortization of above- and below- market lease intangibles	117		(34)	355	(115)	(171)
Redemption of preferred shares	—		(13,347)	—	(13,347)	(13,347)

FAD	$13,546		$19,092	$64,327	$67,111	$95,115

Weighted average of common shares outstanding	38,840		38,181	38,781	37,219	37,577
Weighted average of OP Units outstanding	2,238		2,694	2,239	3,610	3,308
Weighted average effect of common share equivalents	12		295	18	363	325

Total weighted average shares outstanding, including OP Units	41,090		41,170	41,038	41,192	41,210

Net (loss) income per diluted share	$(0.20)		$0.35	$(0.35)	$0.51	$0.73
FFO per diluted share	$0.77		$1.16	$2.49	$2.79	$3.90
FAD per diluted share	$0.33		$0.46	$1.57	$1.63	$2.31
Dividend per common share	$0.57		$0.57	$1.71	$1.71	$2.28
PAYOUT RATIOS
Payout Ratio of FFO	63.2	%(2)
Payout Ratio of FAD	101.5	%(2)

(1)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

(2)	Twelve months ended September 30, 2008

Pennsylvania Real Estate Investment Trust

2008 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf		Annualized Tenant Improvements psf (1)
	Number	GLA	Previous	New	Dollar	Percentage
New Leases - Previously Leased Space:
1st Quarter	21	86,749	$27.00	$30.36	$3.36	12.5%	$3.15
2nd Quarter	22	70,048	20.02	24.47	4.45	22.2%	2.46
3rd Quarter (2)	25	50,143	34.46	41.64	7.18	20.8%	2.57

Total/Average	68	206,940	$26.45	$31.10	$4.65	17.8%	$2.77
New Leases - Previously Vacant Space: (2)
1st Quarter	43	151,731	$—	$25.86	$25.86	N/A	$2.94
2nd Quarter	29	126,747	—	26.73	26.73	N/A	4.95
3rd Quarter (2)	27	76,388	—	35.56	35.56	N/A	2.81

Total/Average	99	354,866	$—	$28.26	$28.26	N/A	$3.63
Renewal: (3)
1st Quarter	112	343,485	$20.86	$23.27	$2.41	11.6%	$0.20
2nd Quarter	97	245,646	25.91	28.35	2.44	9.4%	0.07
3rd Quarter	91	285,008	24.59	25.31	0.72	2.9%	0.37

Total/Average	300	874,139	$23.50	$25.36	$1.86	8.1%	$0.22
Anchor Renewal:
1st Quarter	2	205,869	$0.64	$0.64	$—	0.0%	$—
2nd Quarter	3	231,277	3.32	3.32	—	0.0%	—
3rd Quarter	2	139,437	6.76	7.77	1.01	14.9%	—

Total/Average	7	576,583	$3.19	$3.44	$0.25	3.6%	$—
Anchor Other: (4)
1st Quarter	7	518,887	$1.87	$6.31	N/A	N/A	$1.46
2nd Quarter	0	—	—	—	N/A	N/A	—
3rd Quarter	3	341,037	—	5.69	N/A	N/A	—

Total/Average	10	859,924	$1.13	$6.07	N/A	N/A	$0.88

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(2)	This category includes newly constructed and recommissioned space.

(3)	This category includes expansions, relocations and lease extensions.

(4)	This category includes previously leased and newly constructed space.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	September 30, 2008			September 30, 2007			Change
		Occupancy			Occupancy			Occupancy
	Avg Base Rent	Total (1)	Non-Anchor	Avg Base Rent	Total (1)	Non-Anchor	Avg Base Rent	Total	Non-Anchor
Enclosed Malls weighted average (2)	$30.95	88.8%	86.5%	$30.31	90.0%	87.4%	2.1%	-1.2%	-0.9%
Strip and Power Centers weighted average	$16.10	97.1%	95.3%	$16.04	96.8%	95.0%	0.3%	0.3%	0.3%
Retail Portfolio weighted average	$27.29	89.9%	87.9%	$27.06	90.8%	88.5%	0.8%	-0.9%	-0.6%
Consolidated Properties	$28.41	89.3%	87.0%	$28.23	90.3%	87.7%	0.6%	-1.0%	-0.7%
Unconsolidated Properties	$22.61	95.0%	92.9%	$22.22	95.6%	93.7%	1.7%	-0.6%	-0.8%
Same Properties	$27.54	89.8%	87.7%	$27.06	90.8%	88.5%	1.8%	-1.0%	-0.8%
New Properties	$14.75	99.3%	98.6%	N/A	N/A	N/A	N/A	N/A	N/A

(1)

Includes approximately 0.9 million square feet of vacant anchor space, as of September 30, 2008, of which 0.7 million square feet has been leased but is not occupied. As of September 30, 2007 total vacant anchor space was approximately 0.8 million square feet.

(2)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $13.83/sq ft as of September 30, 2008 and $12.92/sq ft as of September 30, 2007.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

		September 30, 2008			September 30, 2007			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	38.1%
Lehigh Valley Mall		$40.11	$484	12.3%	$39.72	$485	11.7%	1.0%	0.0%	0.6%
Woodland Mall		41.82	481	14.1%	43.17	458	15.5%	-3.1%	5.0%	-1.4%
Jacksonville Mall		31.14	463	9.7%	30.63	455	9.8%	1.6%	1.9%	-0.1%
Patrick Henry Mall		37.62	457	11.8%	36.75	484	10.4%	2.4%	-5.5%	1.4%
Cherry Hill Mall		42.48	450	14.8%	41.37	480	13.5%	2.7%	-6.3%	1.3%
Willow Grove Park (3) (4)		42.26	428	14.2%	41.52	437	13.9%	1.8%	-2.0%	0.3%
Moorestown Mall		35.36	424	13.9%	36.30	430	13.9%	-2.6%	-1.5%	0.0%
The Mall at Prince Georges		32.77	401	13.5%	32.39	427	12.6%	1.2%	-6.2%	0.9%
Sales per square foot between $350 - $400	25.4%
Capital City Mall		32.86	388	10.8%	31.76	364	10.9%	3.5%	6.4%	-0.1%
The Gallery at Market East (3) (4)		35.35	384	13.0%	35.27	407	12.6%	0.2%	-5.7%	0.4%
Viewmont Mall		30.36	375	12.1%	29.93	374	11.7%	1.4%	0.4%	0.4%
Springfield Mall		31.71	373	14.8%	31.89	390	13.0%	-0.6%	-4.5%	1.8%
Dartmouth Mall		28.84	372	12.2%	28.90	396	11.7%	-0.2%	-6.0%	0.5%
Valley View Mall		28.99	364	12.1%	29.11	367	11.7%	-0.4%	-0.8%	0.4%
Exton Square Mall		37.35	359	14.8%	35.79	393	14.1%	4.4%	-8.7%	0.7%
Francis Scott Key Mall (4)		26.42	355	10.5%	25.72	366	10.1%	2.7%	-3.0%	0.4%
Wyoming Valley Mall		29.90	351	12.4%	29.44	357	11.8%	1.6%	-1.5%	0.6%
Sales per square foot between $300 - $349	8.7%
Valley Mall		24.75	326	12.4%	23.96	359	10.3%	3.3%	-9.0%	2.1%
Palmer Park Mall		24.28	309	11.7%	23.71	320	10.5%	2.4%	-3.6%	1.2%
Cumberland Mall (4)		27.10	308	12.3%	25.95	323	12.0%	4.4%	-4.4%	0.3%
Magnolia Mall		25.27	302	12.9%	24.83	306	12.0%	1.8%	-1.4%	0.9%
Sales per square foot under $300	27.8%
Logan Valley Mall		26.31	296	12.5%	25.22	300	11.6%	4.3%	-1.2%	0.9%
South Mall		24.50	292	11.4%	22.82	297	10.8%	7.3%	-1.7%	0.6%
Nittany Mall		22.57	289	10.6%	21.07	292	10.8%	7.1%	-0.8%	-0.2%
North Hanover Mall		23.29	287	12.4%	23.48	285	11.9%	-0.8%	0.7%	0.5%
Wiregrass Commons Mall		24.80	276	11.3%	25.08	301	10.7%	-1.1%	-8.2%	0.6%
Gadsden Mall		24.24	275	11.3%	23.66	283	10.3%	2.4%	-2.9%	1.0%
Crossroads Mall		20.99	275	9.5%	20.61	278	9.5%	1.9%	-1.1%	0.0%
Washington Crown Center		22.25	274	11.4%	20.86	279	12.3%	6.7%	-2.1%	-0.9%
Uniontown Mall		20.92	273	10.7%	21.12	286	10.5%	-1.0%	-4.7%	0.2%
New River Valley Mall		24.60	268	10.0%	24.42	293	9.5%	0.7%	-8.5%	0.5%
Beaver Valley Mall		24.72	264	14.0%	23.47	273	14.3%	5.3%	-3.3%	-0.3%
Orlando Fashion Square		35.34	262	17.1%	34.89	316	14.5%	1.3%	-17.1%	2.6%
Plymouth Meeting Mall		32.26	259	13.3%	30.08	273	13.4%	7.3%	-5.0%	-0.1%
Lycoming Mall		20.58	257	11.7%	19.87	258	11.3%	3.6%	-0.4%	0.4%
Phillipsburg Mall		25.04	255	13.6%	25.15	272	13.4%	-0.5%	-6.3%	0.2%
Chambersburg Mall		25.87	242	10.4%	19.96	236	11.8%	29.6%	2.5%	-1.4%
Voorhees Town Center		29.52	199	13.1%	29.66	201	13.0%	-0.5%	-0.7%	0.1%
Enclosed Malls weighted average		$30.95	$351	12.7%	$30.31	$362	12.2%	2.1%	-2.8%	0.5%
Consolidated Properties		$30.43	$342	12.7%	$29.79	$354	12.2%	2.2%	-3.4%	0.5%
Unconsolidated Properties		$37.03	$446	13.0%	$36.74	$448	12.2%	0.8%	-0.5%	0.8%
Same Properties		$30.95	$351	12.7%	$30.31	$362	12.2%	2.1%	-2.8%	0.5%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.

(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

(3)	Property contains a vacant anchor space as of September 30, 2007. See schedule on page 21.

(4)	Property contains a vacant anchor space as of September 30, 2008. See schedule on page 21.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	September 30, 2008		September 30, 2007		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	92.8%	84.6%	93.2%	85.4%	-0.4%	-0.8%
Capital City Mall	98.2%	97.0%	96.8%	94.5%	1.4%	2.5%
Chambersburg Mall	83.9%	65.6%	88.9%	76.4%	-5.0%	-10.8%
Cherry Hill Mall	88.4%	88.4%	89.0%	89.0%	-0.6%	-0.6%
Crossroads Mall	89.0%	74.6%	92.1%	81.8%	-3.1%	-7.2%
Cumberland Mall (1)	81.9%	94.5%	97.8%	96.1%	-15.9%	-1.6%
Dartmouth Mall	96.4%	94.1%	95.8%	93.1%	0.6%	1.0%
Exton Square Mall	92.5%	83.6%	93.1%	84.8%	-0.6%	-1.2%
Francis Scott Key Mall (2)	84.1%	92.3%	95.8%	91.4%	-11.7%	0.9%
Gadsden Mall	91.4%	78.5%	91.7%	80.5%	-0.3%	-2.0%
The Gallery at Market East (3)	42.0%	82.1%	42.0%	82.3%	0.0%	-0.2%
Jacksonville Mall	96.4%	92.9%	94.6%	89.1%	1.8%	3.8%
Lehigh Valley Mall	95.7%	94.1%	97.6%	96.5%	-1.9%	-2.4%
Logan Valley Mall	96.2%	90.9%	96.9%	92.5%	-0.7%	-1.6%
Lycoming Mall	97.2%	94.8%	96.5%	93.6%	0.7%	1.2%
Magnolia Mall	97.3%	93.9%	97.5%	94.4%	-0.2%	-0.5%
Moorestown Mall	89.5%	76.7%	89.2%	75.0%	0.3%	1.7%
New River Valley Mall	96.1%	93.5%	96.9%	94.8%	-0.8%	-1.3%
Nittany Mall	93.4%	86.7%	93.5%	86.9%	-0.1%	-0.2%
North Hanover Mall	92.6%	83.0%	90.8%	81.5%	1.8%	1.5%
Orlando Fashion Square	91.2%	81.3%	91.1%	81.1%	0.1%	0.2%
Palmer Park Mall	96.3%	88.3%	97.3%	91.3%	-1.0%	-3.0%
Patrick Henry Mall	97.9%	95.8%	98.4%	97.0%	-0.5%	-1.2%
Phillipsburg Mall	90.8%	78.8%	92.4%	82.6%	-1.6%	-3.8%
Plymouth Meeting Mall	83.0%	75.7%	80.3%	71.2%	2.7%	4.5%
The Mall at Prince Georges	96.7%	93.1%	97.1%	93.9%	-0.4%	-0.8%
South Mall	91.3%	83.7%	90.8%	82.7%	0.5%	1.0%
Springfield Mall	88.1%	88.1%	86.9%	86.9%	1.2%	1.2%
Uniontown Mall	94.2%	85.3%	94.2%	85.3%	0.0%	0.0%
Valley Mall	98.2%	96.9%	97.8%	96.1%	0.4%	0.8%
Valley View Mall	93.2%	90.5%	93.2%	90.5%	0.0%	0.0%
Viewmont Mall	97.1%	92.5%	98.5%	96.1%	-1.4%	-3.6%
Voorhees Town Center	62.3%	61.7%	62.0%	61.3%	0.3%	0.4%
Washington Crown Center	85.4%	73.1%	92.2%	85.7%	-6.8%	-12.6%
Willow Grove Park (3)	69.6%	93.8%	70.7%	96.3%	-1.1%	-2.5%
Wiregrass Commons Mall	82.9%	82.9%	83.3%	83.3%	-0.4%	-0.4%
Woodland Mall	86.7%	84.4%	86.9%	84.6%	-0.2%	-0.2%
Wyoming Valley Mall	91.0%	74.5%	92.4%	78.3%	-1.4%	-3.8%

Enclosed Malls weighted average	88.8%	86.5%	90.0%	87.4%	-1.2%	-0.9%

Consolidated Properties	88.5%	86.0%	89.8%	87.0%	-1.3%	-1.0%
Unconsolidated Properties	94.0%	92.4%	95.0%	93.4%	-1.0%	-1.0%
Same Properties	88.8%	86.5%	90.0%	87.4%	-1.2%	-0.9%

(1)

The total occupancy percentages as of September 30, 2008 for this property includes the former Value City store location that is currently vacant. The vacant store location has been leased to Burlington Coat Factory, which is expected to open during 1st Quarter 2009.

(2)

The total occupancy percentage as of September 30, 2008 for this property includes the former Value City store location that is currently vacant. The vacant store location has been leased to Value City Furniture and DSW, which are expected to open in 4th Quarter 2008 and 1st Quarter 2009, respectively.

(3)

The total occupancy percentages for The Gallery at Market East and Willow Grove Park include the former Strawbridge’s stores that are currently vacant, pending redevelopment. These vacant department stores represents 51.5% and 27.7% of the owned mall GLA for The Gallery at Market East and Willow Grove Park, respectively.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	September 30, 2008			September 30, 2007			Change
	Avg	Occupancy		Avg	Occupancy		Avg	Occupancy
	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor
Christiana Center	$20.53	98.8%	96.8%	$20.83	100.0%	100.0%	-1.4%	-1.2%	-3.2%
Creekview Center	15.16	100.0%	100.0%	15.15	100.0%	100.0%	0.1%	0.0%	0.0%
Crest Plaza	17.84	100.0%	100.0%	16.94	96.6%	93.6%	5.3%	3.4%	6.4%
The Commons at Magnolia	14.26	95.5%	91.1%	13.23	97.4%	94.9%	7.8%	-1.9%	-3.8%
Metroplex Shopping Center	19.10	100.0%	100.0%	19.10	100.0%	100.0%	0.0%	0.0%	0.0%
Monroe Marketplace	19.09	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A
New River Valley Center	14.45	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A
Northeast Tower Center	15.32	96.6%	94.4%	15.28	96.6%	94.4%	0.3%	0.0%	0.0%
The Court at Oxford Valley	16.43	98.3%	97.2%	16.07	97.1%	95.3%	2.2%	1.2%	1.9%
Paxton Towne Centre	15.88	100.0%	100.0%	15.57	97.9%	96.8%	2.0%	2.1%	3.2%
Red Rose Commons	13.86	99.2%	99.2%	13.86	99.2%	99.2%	0.0%	0.0%	0.0%
Springfield Park	21.79	90.9%	73.5%	21.73	90.9%	73.5%	0.3%	0.0%	0.0%
Sunrise Plaza	20.37	98.2%	64.8%	N/A	N/A	N/A	N/A	N/A	N/A
Whitehall Mall	11.82	88.5%	75.7%	11.63	90.9%	80.6%	1.7%	-2.4%	-4.9%

Weighted Average	$16.10	97.1%	95.3%	$16.04	96.8%	95.0%	0.3%	0.3%	0.2%

Consolidated Properties	$16.03	98.8%	97.9%	$16.12	98.1%	96.9%	-0.6%	0.7%	1.0%
Unconsolidated Properties	$16.16	95.5%	93.2%	$15.99	95.9%	93.8%	1.0%	-0.4%	-0.6%
Same Properties	$16.22	96.8%	95.0%	$16.04	96.8%	95.0%	1.1%	0.0%	0.0%
New Properties	$14.75	99.3%	98.6%	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT's Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Stores	GLA	Number of Stores	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT's Total Retail Minimum Rent
Gap, Inc.	49	620,181	5	40,855	54	661,036	$13,223	$12,306	3.96%
Foot Locker, Inc.	74	381,414	3	9,745	77	391,159	8,784	8,276	2.66%
JCPenney Company, Inc.	24	2,370,188	6	824,327	30	3,194,515	7,076	7,076	2.28%
Limited Brands, Inc.	57	275,040	15	47,059	72	322,099	7,395	6,962	2.24%
American Eagle Outfitters, Inc.	37	201,532	1	5,013	38	206,545	5,662	5,451	1.75%
Sears Holding Corporation	24	2,796,396	6	881,839	30	3,678,235	5,445	5,302	1.71%
Zale Corporation	78	61,258	2	457	80	61,715	5,562	5,232	1.68%
Sterling Jewelers, Inc.	44	67,216	0	—	44	67,216	5,048	4,858	1.56%
Dick's Sporting Goods	8	385,409	1	50,484	9	435,893	4,975	4,098	1.32%
Luxottica Group S.p.A.	53	125,849	1	548	54	126,397	4,227	3,892	1.25%
Regis Corporation	100	124,129	0	—	100	124,129	3,817	3,673	1.18%
Golden Gate Private Equity (4)	15	135,985	2	16,472	17	152,457	3,687	3,449	1.11%
Abercrombie & Fitch Co.	19	130,211	0	—	19	130,211	3,775	3,408	1.10%
The Finish Line, Inc.	33	152,984	4	19,022	37	172,006	3,425	3,373	1.08%
Transworld Entertainment Corp.	32	146,614	3	13,026	35	159,640	3,593	3,344	1.08%
Hallmark Cards, Inc.	39	154,745	5	21,607	44	176,352	3,418	3,310	1.06%
Borders Group, Inc.	24	191,178	5	22,476	29	213,654	3,419	3,239	1.04%
Genesco Inc.	58	72,707	1	1,200	59	73,907	3,108	3,042	0.98%
Aeropostale, Inc.	34	116,565	1	3,891	35	120,456	3,078	2,914	0.94%
Pacific Sunwear of California, Inc	30	111,027	4	13,671	34	124,698	3,027	2,873	0.92%

Total Top 20 Tenants	832	8,620,628	65	1,971,692	897	10,592,320	$101,744	$96,078	30.90%

Total Retail Leases					3,370			$310,924	100.00%

(1)	Tenant includes all brands and concepts of the tenant.

(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.

(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Consists of 17 Express stores.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of September 30, 2008

(dollars in thousands except psf amounts)

Non-Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	115	292,769	2.3%	$7,743	$7,046	2.5%	$26.45
2008	111	173,299	1.4%	5,587	5,303	1.9%	32.24
2009	509	1,305,520	10.4%	32,526	31,367	11.0%	24.91
2010	477	1,735,552	13.8%	38,880	37,129	13.0%	22.40
2011	479	1,679,796	13.4%	42,002	38,441	13.5%	25.00
2012	305	1,175,087	9.3%	30,726	28,234	9.9%	26.15
2013	237	853,489	6.8%	19,832	18,537	6.5%	23.24
2014	157	607,832	4.8%	15,510	13,712	4.8%	25.52
2015	178	807,877	6.4%	20,733	18,269	6.4%	25.66
2016	242	1,047,815	8.3%	29,360	26,764	9.4%	28.02
Thereafter	445	2,903,303	23.1%	63,724	59,989	21.1%	21.95

Total/Average	3,255	12,582,339	100.0%	$306,622	$284,791	100.0%	$24.37

Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (3)	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT’s Share of Min Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2009	5	534,073	4.7%	$1,109	$1,109	3.0%	$2.08
2010	17	1,626,163	14.4%	4,713	4,713	12.9%	2.90
2011	25	2,026,072	17.9%	6,609	5,476	15.0%	3.26
2012	9	889,626	7.9%	2,154	2,117	5.8%	2.42
2013	13	1,030,454	9.1%	4,514	4,514	12.4%	4.38
2014	10	1,011,783	9.0%	3,814	3,352	9.2%	3.77
2015	2	220,398	2.0%	769	769	2.1%	3.49
2016	3	455,432	4.0%	863	863	2.4%	1.90
Thereafter	31	3,507,181	30.9%	14,942	13,566	37.2%	4.26

Total/Average	115	11,301,182	100.0%	$39,488	$36,480	100.0%	$3.49

(1)	Only includes owned space.

(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Summary as of September 30, 2008

	Owned GLA
	Anchors	Non-anchors	Total	GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	445,794	957,061	204,770	1,161,831
Capital City Mall	204,301	284,944	489,245	120,000	609,245
Chambersburg Mall	241,690	212,660	454,350	—	454,350
Cherry Hill Mall	—	559,640	559,640	478,885	1,038,525
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall (1)	283,365	385,585	668,950	273,230	942,180
Dartmouth Mall	208,460	322,621	531,081	140,000	671,081
Exton Square Mall	440,301	369,123	809,424	277,468	1,086,892
Francis Scott Key Mall (1)	291,620	279,573	571,193	139,333	710,526
Gadsden Mall	301,412	202,782	504,194	—	504,194
The Gallery at Market East (2)	683,471	397,210	1,080,681	—	1,080,681
Jacksonville Mall	242,115	247,319	489,434	—	489,434
Lehigh Valley Mall	212,000	573,909	785,909	371,986	1,157,895
Logan Valley Mall	454,387	324,131	778,518	—	778,518
Lycoming Mall	333,413	381,825	715,238	120,000	835,238
Magnolia Mall	343,118	278,015	621,133	—	621,133
Moorestown Mall	408,356	332,428	740,784	321,200	1,061,984
New River Valley Mall	175,306	264,959	440,265	—	440,265
Nittany Mall	221,462	215,698	437,160	95,000	532,160
North Hanover Mall	206,792	158,424	365,216	—	365,216
Orlando Fashion Square	491,999	433,884	925,883	155,576	1,081,459
Palmer Park Mall	314,235	143,459	457,694	—	457,694
Patrick Henry Mall	279,619	295,052	574,671	140,000	714,671
Phillipsburg Mall	326,552	252,377	578,929	—	578,929
Plymouth Meeting Mall	188,429	442,669	631,098	214,635	845,733
The Mall at Prince Georges	479,619	434,349	913,968	—	913,968
South Mall	188,858	216,375	405,233	—	405,233
Springfield Mall	—	221,781	221,781	367,176	588,957
Uniontown Mall	421,378	276,786	698,164	—	698,164
Valley Mall	280,549	381,749	662,298	243,400	905,698
Valley View Mall	96,357	247,218	343,575	254,596	598,171
Viewmont Mall	386,262	243,605	629,867	120,000	749,867
Voorhees Town Center	4,404	246,503	250,907	396,783	647,690
Washington Crown Center	245,401	290,460	535,861	140,095	675,956
Willow Grove Park (3)	443,430	345,754	789,184	413,121	1,202,305
Wiregrass Commons Mall	—	213,941	213,941	426,838	640,779
Woodland Mall	71,000	410,528	481,528	725,186	1,206,714
Wyoming Valley Mall	592,110	323,653	915,763	—	915,763

Total Malls (38 properties)	10,829,286	11,852,311	22,681,597	6,139,278	28,820,875

Strip and Power Centers
Christiana Center	190,814	111,595	302,409	—	302,409
Creekview Center	—	136,086	136,086	288,916	425,002
Crest Plaza	53,445	60,473	113,918	143,130	257,048
The Commons at Magnolia	50,571	52,723	103,294	126,200	229,494
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
Monroe Marketplace	68,377	5,500	73,877	—	73,877
New River Valley Center	—	163,891	163,891	—	163,891
Northeast Tower Center	119,388	182,536	301,924	175,311	477,235
The Court at Oxford Valley	176,831	280,072	456,903	247,623	704,526
Paxton Towne Centre	151,627	292,833	444,460	273,058	717,518
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	43,432	126,971	145,669	272,640
Sunrise Plaza	132,874	7,100	139,974	—	139,974
Whitehall Mall	294,635	262,443	557,078	—	557,078

Total Strip and Power Centers (14 properties)	1,389,286	2,272,412	3,661,698	1,900,226	5,561,924

CONSOLIDATED PROPERTIES	11,384,382	12,069,358	23,453,740	6,406,731	29,860,471
UNCONSOLIDATED PROPERTIES	834,190	2,055,365	2,889,555	1,632,773	4,522,328
TOTAL PROPERTIES	12,218,572	14,124,723	26,343,295	8,039,504	34,382,799

(1)	Includes vacant former Value City locations, totaling 169,444 square feet.

(2)	Includes 332,200 square feet of anchor space subject to redevelopment plans.

(3)	Includes 218,430 square feet of anchor space under redevelopment.

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2008

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s JCPenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/11
Capital City Mall Camp Hill, PA	100%	2003	1974/2005	JCPenney Macy’s Sears	11/30/10 (1) 7/28/09
Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory JCPenney Sears	1/28/11 1/31/19 3/31/12 2/9/10
Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/1990	The Container Store Crate and Barrel JCPenney Macy’s	2/28/18 1/31/23 (1) (1)
Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk JCPenney Sears	11/5/09 12/31/11 3/31/11
Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy Boscov’s BJ’s Home Depot JCPenney	1/31/16 (1) (1) 10/31/19 11/30/13
Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	JCPenney Macy’s Sears	7/31/14 (1) 4/12/16
Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s JCPenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19
Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes and Noble JCPenney Macy’s Sears	4/30/17 9/30/11 (1) 7/31/13
Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk JCPenney Sears	7/31/14 1/31/29 3/5/09
The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory	2/28/32
Jacksonville Mall Jacksonville, NC	100%	2003	1981/1998	Belk JCPenney Sears	8/21/11 8/31/10 8/4/11
Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes and Noble Boscov’s JCPenney Macy’s	10/31/17 (1) (1) 7/31/12
Logan Valley Mall Altoona, PA	100%	2003	1960/1997	JCPenney Macy’s Sears	1/31/17 1/31/10 10/31/16
Lycoming Mall Pennsdale, PA	100%	2003	1978/1990	Best Buy Bon-Ton Borders Burlington Coat Factory Dick’s Sporting Goods JCPenney Macy’s Sears	1/31/17 7/31/11 1/31/17 1/31/19 1/31/17 10/31/10 (1) 7/31/13
Magnolia Mall Florence, SC	100%	1997	1979/2007	Belk JCPenney Sears	1/31/11 3/31/12 10/16/09
Moorestown Mall Moorestown, NJ	100%	2003	1963/2000	Boscov’s Lord & Taylor Macy’s Sears	10/31/10 (1) (1) 10/5/22
New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods JCPenney Regal Cinemas Sears	4/19/11 1/31/17 3/31/13 4/30/22 8/2/13
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton JCPenney Macy’s Sears	1/31/13 7/31/10 (1) 8/31/10

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2008 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration
North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods JCPenney Sears	1/31/18 1/31/11 11/30/09
Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s JCPenney Macy’s Sears	1/31/14 4/30/13 10/31/71 (1)
Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18
Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Borders Dick’s Sporting Goods Dillard’s JCPenney Macy’s	1/31/20 1/31/22 9/22/13 1/31/15 (1)
Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton JCPenney Kohl’s Sears	1/31/10 3/31/10 1/31/25 4/30/14
Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/1999	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (1)
The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	JCPenney Macy’s Marshalls Ross Dress for Less Target	7/31/11 10/31/18 9/30/16 1/31/18 1/31/15
South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/11 1/31/11
Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s	(1)
Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory JCPenney Roomful Express Furn. Sears Teletech Customer Care	1/29/11 1/31/19 10/31/10 3/31/10 2/25/13 6/30/13
Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton JCPenney Macy’s Sears	1/31/14 10/3/09 (1) (1)
Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes and Noble Herberger’s JCPenney Macy’s Sears	11/30/16 (1) 7/31/10 (1) (1)
Viewmont Mall Scranton, PA	100%	2003	1968/2006	JCPenney Macy’s Sears	10/31/10 (1) 12/31/10
Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s	(1) (1)
Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/10 7/24/13 (1) 8/17/09
Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)
Wiregrass Commons Mall (2) Dothan, AL	100%	2003	1986/1999	Dillard’s JCPenney McRae’s Parisian	(1) (1) (1) (1)
Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple JCPenney Kohl’s Macy’s Sears	6/30/15 (1) 1/31/19 (1) (1)
Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1974/2006	Bon-Ton JCPenney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/11

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2008 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration
POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13
Creekview Center Warrington, PA	100%	1999	2001	Genuardi’s Lowe’s Target	12/31/21 (1) (1)
Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)
Monroe Marketplace Selinsgrove, PA	100%	2007	2008	Bed, Bath & Beyond Best Buy Giant Food Store Kohl’s Target	1/31/19 10/31/18 10/31/28 12/31/28 (1)
New River Valley Center Christiansburg, VA	100%	2005	2007	Bed, Bath & Beyond Best Buy Staples	1/31/18 1/31/17 11/30/17
Northeast Tower Center Philadelphia, PA	100%	1998	1997	Home Depot Raymour & Flanigan Wal-Mart	(1) (1) 1/31/14
The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot Linens ‘n Things	12/31/11 (1) 4/30/11 (1) 2/28/17
Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/25/21 (1) 11/30/20
Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)
Sunrise Plaza Forked River, NJ	100%	2005	2007	Home Depot	1/31/38
Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/10 3/9/17 9/18/11
STRIP CENTERS
Crest Plaza Allentown, PA	100%	1964	1959/2003	Target Weis Market	(1) 10/31/14
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Goody’s Target	1/31/13 5/31/12 (1)
Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/09 3/31/17 (1)

(1)	Space is not owned by PREIT.

(2)	Property is subject to a ground lease.

(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

2008 Vacant Anchor Summary

	Former Tenant			Replacement Tenant(s)
Property	Name	GLA	Date Vacated	Name	GLA	Expected/Actual Occupancy Date	Date Decommissioned

Occupied Anchors

Chambersburg Mall	Value City	70,070	1Q08	Burlington Coat Factory	70,070	3Q08	N/A
Gadsden Mall	Belk	60,794	4Q07	JCPenney	88,156	3Q08	2Q08
Lycoming Mall	Value City	69,444	1Q08	Burlington Coat Factory	81,416	3Q08	N/A
Uniontown Mall	Value City	83,560	1Q08	Burlington Coat Factory	83,560	3Q08	N/A

Current Temporary Vacancy

Cumberland Mall	Value City	100,000	1Q08	Burlington Coat Factory	80,000	1Q09	N/A
Francis Scott Key Mall	Value City	69,444	1Q08	Value City Furniture	53,160	4Q08	N/A
				DSW Shoe Warehouse	17,587	2Q09	N/A
The Gallery at Market East	Strawbridge’s	560,000	3Q06	Commonwealth of Pennsylvania	224,000	3Q09	N/A
North Hanover Mall	Bon-Ton	60,000	3Q06	Boscov’s	131,408	TBD	1Q07
Springfield Mall	Strawbridge’s(1)	179,176	1Q06	Target (1)	195,899	4Q09	N/A
Willow Grove Park	Strawbridge’s	218,430	1Q06	Boscov’s	190,354	TBD	N/A

Future Temporary Vacancy

Wiregrass Commons Mall	McRae’s	94,686	4Q08	Burlington Coat Factory	94,686	2Q09	N/A

(1)	Anchor is not owned by PREIT.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	September 30, 2008			December 31, 2007
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,215,570	$204,662	$3,420,232	$3,074,562	$203,671	$3,278,233
Construction in progress	419,533	2,863	422,396	287,116	1,834	288,950
Land held for development	5,616	175	5,791	5,616	172	5,788

TOTAL INVESTMENTS IN REAL ESTATE	3,640,719	207,700	3,848,419	3,367,294	205,677	3,572,971
Accumulated depreciation	(486,076)	(50,601)	(536,677)	(401,502)	(45,458)	(446,960)

NET INVESTMENTS IN REAL ESTATE	3,154,643	157,099	3,311,742	2,965,792	160,219	3,126,011

Investments in partnerships, at equity	36,130	(36,130)	—	36,424	(36,424)	—
Other assets:
Cash and cash equivalents	19,452	5,753	25,205	27,925	5,302	33,227
Rents and other receivables (2)	44,393	8,860	53,253	49,094	9,755	58,849
Intangible assets, net	80,748	704	81,452	104,136	873	105,009
Deferred costs and other assets, net	87,945	9,393	97,338	80,703	8,452	89,155

TOTAL OTHER ASSETS	268,668	(11,420)	257,248	298,282	(12,042)	286,240
TOTAL ASSETS	$3,423,311	$145,679	$3,568,990	$3,264,074	$148,177	$3,412,251

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,680,101	$186,629	$1,866,730	$1,643,122	$188,089	$1,831,211
Debt premium on mortgage notes payable	4,623	—	4,623	13,820	—	13,820
Exchangeable senior notes	287,500	—	287,500	287,500	—	287,500
Credit Facility	380,000	—	380,000	330,000	—	330,000
Senior Unsecured Term Loan	170,000	—	170,000	—	—	—
Distributions in excess of partnership investments	45,982	(45,982)	—	49,166	(49,166)	—
Other liabilities	122,590	5,032	127,622	127,591	9,254	136,845

TOTAL LIABILITIES	2,690,796	145,679	2,836,475	2,451,199	148,177	2,599,376

MINORITY INTEREST	54,366	—	54,366	55,256	—	55,256

Shareholders’ equity:
Shares of beneficial interest at $1 par	39,397	—	39,397	39,134	—	39,134
Capital contributed in excess of par	827,037	—	827,037	818,966	—	818,966
Accumulated other comprehensive loss	(14,833)	—	(14,833)	(6,968)	—	(6,968)
Distributions in excess of net income	(173,452)	—	(173,452)	(93,513)	—	(93,513)

TOTAL SHAREHOLDERS’ EQUITY	678,149	—	678,149	757,619	—	757,619

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY	$3,423,311	$145,679	$3,568,990	$3,264,074	$148,177	$3,412,251

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.4 million ($24.1 million wholly owned, $3.3 million partnership) as of September 30, 2008 and $25.1 million ($21.8 million wholly owned, $3.3 million partnership) as of December 31, 2007.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	September 30, 2008				December 31, 2007
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS
Investments in real estate:
Investments in real estate, at cost	$3,060,183	$328,113	$37,727	$3,426,023	$2,943,305	$318,541	$22,175	$3,284,021
Construction in progress	269,610	70,294	82,492	422,396	176,607	18,718	93,625	288,950

TOTAL INVESTMENT IN REAL ESTATE	3,329,793	398,407	120,219	3,848,419	3,119,912	337,259	115,800	3,572,971
Accumulated depreciation	(459,831)	(74,713)	(2,133)	(536,677)	(379,637)	(66,210)	(1,113)	(446,960)

NET INVESTMENTS IN REAL ESTATE	2,869,962	323,694	118,086	3,311,742	2,740,275	271,049	114,687	3,126,011

Other assets:
Cash and cash equivalents	18,548	1,338	5,319	25,205	19,076	1,723	12,428	33,227
Rents and other receivables (2)	35,069	12,421	5,763	53,253	42,095	12,370	4,384	58,849
Intangible assets, net	69,148	—	12,304	81,452	93,204	—	11,805	105,009
Deferred costs and other assets, net	64,222	11,643	21,473	97,338	49,889	9,847	29,419	89,155

TOTAL OTHER ASSETS	186,987	25,402	44,859	257,248	204,264	23,940	58,036	286,240
TOTAL ASSETS	$3,056,949	$349,096	$162,945	$3,568,990	$2,944,539	$294,989	$172,723	$3,412,251

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,666,423	$192,307	$8,000	$1,866,730	$1,741,022	$90,189	$—	$1,831,212
Debt premium on mortgage notes payable	4,623	—	—	4,623	13,561	259	—	13,820
Exchangeable senior notes	—	—	287,500	287,500	—	—	287,500	287,500
Credit Facility	—	—	380,000	380,000	—	—	330,000	330,000
Senior Unsecured Term Loan	—	—	170,000	170,000	—	—	—	—
Other liabilities	62,118	1,287	64,217	127,622	63,998	1,693	71,154	136,845

TOTAL LIABILITIES	1,733,164	193,594	909,717	2,836,475	1,818,581	92,141	688,654	2,599,376

MINORITY INTEREST	—	—	54,366	54,366	—	—	55,256	55,256

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	39,397	39,397	—	—	39,134	39,134
Capital contributed in excess of par	—	—	827,037	827,037	—	—	818,966	818,966
Accumulated other comprehensive loss	—	—	(14,833)	(14,833)	—	—	(6,968)	(6,968)
Distributions in excess of net income	—	—	(173,452)	(173,452)	—	—	(93,513)	(93,513)
Net investment	1,323,785	155,502	(1,479,287)	—	1,125,958	202,848	(1,328,806)	—

TOTAL SHAREHOLDERS’ EQUITY	1,323,785	155,502	(801,138)	678,149	1,125,958	202,848	(571,187)	757,619

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY	$3,056,949	$349,096	$162,945	$3,568,990	$2,944,539	$294,989	$172,723	$3,412,251

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.4 million ($24.1 million wholly owned, $3.3 million partnership) as of September 30, 2008 and $25.1 million ($21.8 million wholly owned, $3.3 million partnership) as of December 31, 2007.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	September 30, 2008				December 31, 2007
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$67,648	$26	$12,690	$54,984	$66,992	$30	$10,482	$56,540
Capital City Mall	94,684	5	13,732	80,957	94,265	384	11,100	83,549
Chambersburg Mall	37,213	9	5,314	31,908	36,356	—	4,260	32,096
Cherry Hill Mall	270,856	77,558	31,743	316,671	233,449	33,621	25,144	241,926
Crossroads Mall	34,250	—	5,698	28,552	34,094	—	4,754	29,340
Cumberland Mall	58,934	6,988	5,026	60,896	58,385	—	3,871	54,514
Dartmouth Mall	61,595	—	21,169	40,426	61,088	—	19,178	41,910
Exton Square Mall	146,314	—	18,764	127,550	146,247	—	16,256	129,991
Francis Scott Key Mall	70,855	4,911	9,976	65,790	70,056	—	8,038	62,018
Gadsden Mall	58,140	157	4,669	53,628	52,262	1,522	3,667	50,117
The Gallery at Market East	80,308	43,385	10,763	112,930	80,273	30,210	9,002	101,481
Jacksonville Mall	73,461	1,736	10,015	65,182	68,594	3,255	8,193	63,656
Logan Valley Mall	95,016	—	15,269	79,747	93,781	—	12,802	80,979
Lycoming Mall	74,057	116	9,530	64,643	72,843	357	7,555	65,645
Magnolia Mall	86,220	—	17,921	68,299	82,063	3,036	15,338	69,761
Moorestown Mall	86,439	2,137	16,424	72,152	80,669	3,637	13,805	70,501
New River Valley Mall	56,921	300	7,851	49,370	56,562	123	5,499	51,186
Nittany Mall	42,266	—	6,076	36,190	41,964	—	5,073	36,891
North Hanover Mall	38,743	15,993	5,069	49,667	37,075	15,758	4,017	48,816
Orlando Fashion Square	113,710	180	11,797	102,093	113,134	154	9,412	103,876
Palmer Park Mall	34,508	—	10,329	24,179	34,484	—	9,606	24,878
Patrick Henry Mall	139,000	103	20,151	118,952	138,263	—	16,143	122,120
Phillipsburg Mall	52,816	115	7,057	45,874	52,304	21	5,822	46,503
Plymouth Meeting Mall	79,231	55,752	13,526	121,457	64,699	38,473	10,894	92,278
The Mall at Prince Georges	99,952	132	25,196	74,888	99,641	—	22,192	77,449
South Mall	29,312	—	3,936	25,376	28,905	—	3,268	25,637
Uniontown Mall	38,076	119	6,322	31,873	36,782	—	5,275	31,507
Valley Mall	91,122	92	14,158	77,056	89,003	995	11,786	78,212
Valley View Mall	66,976	2	8,596	58,382	66,570	—	7,073	59,497
Viewmont Mall	86,558	—	10,600	75,958	85,520	36	8,519	77,037
Voorhees Town Center	43,154	22,160	5,311	60,003	24,104	18,659	3,407	39,356
Washington Crown Center	40,241	—	9,028	31,213	40,183	—	7,536	32,647
Westgate Anchor Pad	3,450	—	—	3,450	3,450	—	—	3,450
Willow Grove Park	188,368	27,763	32,520	183,611	186,092	25,204	27,888	183,408
Wiregrass Commons Mall	40,984	7,894	5,224	43,654	37,031	234	4,357	32,908
Woodland Mall	180,289	697	15,836	165,150	179,785	45	11,398	168,432
Wyoming Valley Mall	104,494	1	13,366	91,129	102,861	420	10,628	92,653

Total Consolidated Malls	2,966,161	268,331	440,652	2,793,840	2,849,829	176,174	363,238	2,662,765
Unconsolidated Malls
Lehigh Valley Mall	39,429	320	13,159	26,590	39,011	143	11,841	27,313
Springfield Mall	54,593	959	6,020	49,532	54,465	290	4,558	50,197

Total Unconsolidated Malls	94,022	1,279	19,179	76,122	93,476	433	16,399	77,510

TOTAL MALLS	$3,060,183	$269,610	$459,831	$2,869,962	$2,943,305	$176,607	$379,637	$2,740,275

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	September 30, 2008				December 31, 2007
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$40,935	$—	$9,652	$31,283	$40,935	$—	$8,796	$32,139
Creekview Center	19,098	—	6,293	12,805	19,098	—	5,605	13,493
Crest Plaza	16,517	—	4,285	12,232	16,432	—	3,801	12,631
The Commons at Magnolia	10,119	—	3,358	6,761	10,119	—	2,526	7,593
The Plaza at Magnolia	—	1,908	—	1,908	—	523	—	523
Monroe Marketplace	—	51,574	—	51,574	—	23,559	—	23,559
New River Valley Center	26,634	1	972	25,663	21,378	4,816	164	26,030
Northeast Tower Center	33,630	—	6,450	27,180	33,630	—	5,804	27,826
Paxton Towne Centre	56,084	54	12,259	43,879	54,056	9	11,062	43,003
Sunrise Plaza	20,541	16,751	866	36,426	18,519	13,893	199	32,213

Total Consolidated Strip and Power Centers	223,558	70,288	44,135	249,711	214,167	42,800	37,957	219,010
Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,168	—	11,814	30,354	42,025	—	10,656	31,369
The Court at Oxford Valley	27,847	6	7,217	20,636	27,847	—	6,757	21,090
Red Rose Commons	11,755	—	2,858	8,897	11,753	—	2,613	9,140
Whitehall Mall	15,689	—	7,527	8,162	15,689	—	7,166	8,523
Springfield Park	7,096	—	1,162	5,934	7,060	—	1,061	5,999

Total Unconsolidated Strip and Power Centers	104,555	6	30,578	73,983	104,374	—	28,253	76,121

TOTAL STRIP AND POWER CENTERS	$328,113	$70,294	$74,713	$323,694	$318,541	$42,800	$66,210	$295,131

Development Properties
Pitney Road Plaza	$—	$8,738	$—	$8,738	$—	$—	$—	$—
Springhills	—	30,659	—	30,659	—	29,378	—	29,378
White Clay Point	—	41,517	—	41,517	—	38,764	—	38,764

Total Development Properties	—	80,914	—	80,914	—	68,142	—	68,142
Unconsolidated Development Properties
Pavilion at Market East	6,085	1,578	844	6,819	5,821	1,401	806	6,416

Total Unconsolidated Development Properties	6,085	1,578	844	6,819	5,821	1,401	806	6,416
Other Properties
One Cherry Hill Plaza	15,256	—	776	14,480	—	—	—	—
P&S Building	1,339	—	390	949	1,339	—	307	1,032
Plymouth Commons	9,256	—	123	9,133	9,227	—	—	9,227
Land held for development - consolidated	5,616	—	—	5,616	5,616	—	—	5,616
Land held for development - unconsolidated	175	—	—	175	172	—	—	172

Total Other Properties	$31,642	$—	$1,289	$30,353	$16,354	$—	$307	$16,047

TOTAL INVESTMENT IN REAL ESTATE	$3,426,023	$422,396	$536,677	$3,311,742	$3,284,021	$288,950	$446,960	$3,126,011

CONSOLIDATED PROPERTIES	$3,221,186	$419,533	$486,076	$3,154,643	$3,080,178	$287,116	$401,502	$2,965,792
UNCONSOLIDATED PROPERTIES	204,837	2,863	50,601	157,099	203,843	1,834	45,458	160,219

TOTAL INVESTMENT IN REAL ESTATE	$3,426,023	$422,396	$536,677	$3,311,742	$3,284,021	$288,950	$446,960	$3,126,011

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of September 30, 2008

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
ENCLOSED MALL	(in millions)	(in millions)
Cherry Hill Mall Cherry Hill, NJ	$211.0	$134.2	7.1%	2007	2009

-Opened Crate & Barrel and The Container Store in November 2007 on two outparcels totaling 59,000 sf;

-Opening a two-level, 138,000 sf Nordstrom (anticipated spring of 2009);

-Opening 88,000 sf of new in-line retail space in the former food court and Strawbridge’s area;

-Opening 72,000 sf from a combination of a Bistro Row and restaurants;

-Net increase in total property GLA will be approximately 95,000 sf.

Gadsden Mall Gadsden, AL	5.1	2.2	8.0%	2007	2008
-Opened 88,000 sf JCPenney in September 2008 in former 61,000 sf Belk store; -Net increase in total property GLA is approximately 27,000 sf.
The Gallery at Market East Philadelphia, PA	80.6	43.4	7.7%	2008	2010

-Opening 224,000 sf of office space on the 4th, 5th, and 6th floors of the vacant former Strawbridges store to be occupied by the Commonwealth of Pennsylvania, in the 3rd Quarter 2009;

-Remaining 332,000 sf is to be used for future retail development.

Jacksonville Mall Jacksonville, NC	7.7	6.4	8.4%	2007	2008

-Phase I - Opened 28,000 sf Barnes & Noble (13,000 sf of new GLA) in April 2008;

-Phase II - Opened 6,000 sf Red Robin restaurant in September 2008 and 10,000 sf of retail in 4th Quarter 2008; exterior mall renovation, new mall entrance and pedestrian plaza.

Moorestown Mall Moorestown, NJ	14.5	10.1	8.2%	2007	2008

-Opened 16,000 sf Lane Furniture in September 2007 (8,000 sf of new GLA);

-Opened 15,000 sf Eastern Mountain Sports in May 2008 (4,000 sf of new GLA);

-Opened Pei Wei Asian Diner and Potbelly Sandwich Works, totaling approximately 6,000 sf of outparcel space, in July 2008;

-Creating three spaces with exterior frontage totaling approximately 6,000 sf of recommissioned space (new GLA);

-Updating the entrances and facades;

-Net increase in property GLA will be approximately 24,000 sf.

North Hanover Mall Hanover, PA	35.1	24.0	TBD	2007	TBD

-In August 2008, Boscov’s, Inc. filed for Chapter 11 bankruptcy protection. Until the reorganization process has run its course, it will not be known whether the Boscov’s lease will be affirmed or rejected. As a result, the expected return on incremental investment and completion date for this project cannot be determined at this time;

-Opened 50,000 sf Dick’s Sporting Goods in October 2007 in the former 63,000 sf Black Rose Antiques location (net decrease in GLA of 13,000 sf);

-Relocated and downsized Black Rose Antiques to 15,000 sf of previously vacant space in adjacent strip center;

-Net increase in property GLA will be approximately 77,000 sf.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of September 30, 2008 (continued)

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
ENCLOSED MALL	(in millions)	(in millions)
Plymouth Meeting Mall Plymouth Meeting, PA	96.6	73.2	8.1%	2007	2009

-Opened P.F. Chang’s China Bistro and California Pizza Kitchen, totaling 13,000 sf, in May 2008;

-Opened 10,000 sf Redstone American Grill in June 2008;

-Opened 35,000 sf Dave and Buster’s in July 2008:

-Opening 4,000 sf Citibank outparcel in 4th Quarter 2008;

-Opening 10,000 sf Benihana in 4th Quarter 2008;

-Opening 39,000 sf of retail space and a 65,000 sf Whole Foods Market opening in 2009;

-Net increase in property GLA will be approximately 142,000 sf.

Willow Grove Park Willow Grove, PA	40.2	36.4	TBD	2007	TBD

-In August 2008, Boscov’s, Inc. filed for Chapter 11 bankruptcy protection. Until the reorganization process has run its course, it will not be known whether the Boscov’s lease will be affirmed or rejected. As a result, the expected return on incremental investment and completion date for this project cannot be determined at this time;

-Included in the 22,000 sf of restaurants is a 10,000 sf The Cheesecake Factory that opened in September 2007;

-Net reduction in property GLA will be approximately 13,000 sf.

Wiregrass Commons Mall Dothan, AL	12.1	8.6	8.3%	2008	2009

-Purchased 65,000 sf former Parisian store and expanding to an 85,000 sf Belk opening in 4th Quarter 2008;

-Former McRae’s anchor will be filled with a 95,000 sf Burlington Coat Factory, with expected delivery in 4th Quarter 2008 and opening in 3rd Quarter 2009;

-Interior mall renovation in 4th Quarter 2008.

MIXED USE
Voorhees Town Center Voorhees, NJ	79.3	50.5	9.2%	2007	2010

-Phase I - Reduced mall GLA by 470,000 sf to 654,000 sf;

-Opened 50,000 sf office building in May 2008;

-Opened 10,000 sf Learning Center in August 2008;

-Opening 16,000 sf of outparcel space;

-Phase IIA - Opening a mixed use town center of approximately 150,000 sf;

-Phase IIB - Opening 425 residential units which are expected to be constructed by our development partners and its affiliates;

-Net reduction in property GLA will be approximately 244,000 sf.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of September 30, 2008

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s INVESTMENT	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
OPERATING PROPERTIES WITH DEVELOPMENT ACTIVITY
POWER CENTERS		(in millions)	(in millions)
Monroe Marketplace (2) Selinsgrove, PA	611,000	$73.9	$51.6	8.0%	2007	2010	76%	53%

-Phase I - Opened Kohl’s and Red Robin in the September 2008. Opened Best Buy, Target, Giant and Bed, Bath & Beyond in October 2008. Opening Dick’s Sporting Goods, Famous Footwear, and Starbucks in the 4th Quarter of 2008;

-Phase II - The balance of the power center, containing approximately 201,000 sf of outparcel and in-line space, is expected to open in 2010.

Sunrise Plaza (2) Forked River, NJ	274,000	39.9	37.4	6.0%	2006	2010	92%	84%

-Opened 131,000 sf Home Depot in October 2007;

-Opened a 96,000 sf Kohls in October 2008;

-Opening a 20,000 sf Staples in 1st Quarter 2009;

-Balance of the property will be comprised of in-line stores and outparcels.

DEVELOPMENT PROPERTIES
POWER CENTERS
Pitney Road Plaza Lancaster, PA	227,000	20.3	9.1	9.4%	2008	2009	95%	0%

-Opening approximately 46,000 sf Best Buy in 3rd Quarter 2009;

-Opening approximately 169,000 sf Lowe’s in 3rd Quarter 2009;

-Balance of the center will be comprised of outparcels totaling approximately 12,000sf.

MIXED USE
White Clay Point Landenberg, PA	496,000	56.5	41.0	7.3%	2008	2010	0%	0%
-The planned development includes retail and other mixed uses, including a residential component, to be completed in multiple phases. Phase I consists of 496,000 sf of retail use with an expected completion date of 2010. The incremental costs and returns for the remaining phases will be determined when the development plans for these phases are finalized.
Springhills Gainesville, FL	TBD	TBD	30.7	TBD	TBD	TBD	0%	0%
-540 acres of land were acquired in 2006. Site development is subject of litigation commenced by the Company in June 2007 following action by the Alachua County Board of Supervisors refusing to authorize the Company’s development plans.
OTHER
Pavilion at Market East Philadelphia, PA	TBD	TBD	1.6	TBD	TBD	TBD	N/A	0%
-The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.

(1)	Includes tenants that purchased their respective land.

(2)	Monroe Marketplace and Sunrise Plaza are considered operating properties, and are not counted as development properties.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended September 30, 2008			Nine months ended September 30, 2008
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement	$55,860	$(402)	$55,458	$185,436	$1,041	$186,477
New development projects	18,648	21	18,669	38,756	358	39,114
Renovation with no incremental GLA	(349)	—	(349)	125	—	125
Tenant allowances	7,685	103	7,788	11,963	192	12,155
Recurring capital expenditures:
CAM expenditures	3,896	95	3,991	7,660	151	7,811
Non-CAM expenditures	1,593	198	1,791	2,671	204	2,875

Total recurring capital expenditures	5,489	293	5,782	10,331	355	10,686

Total	$87,333	$15	$87,348	$246,611	$1,946	$248,557

Pennsylvania Real Estate Investment Trust

Debt Analysis as of September 30, 2008

(in thousands)

	Outstanding Debt (1)
	Fixed Rate (2)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated Mortgage Notes Payable	$1,676,724	61.9%	$8,000	0.3%	$1,684,724	62.2%
Unconsolidated Mortgage Notes Payable	73,379	2.7%	113,250	4.2%	186,629	6.9%
Exchangeable Senior Notes	287,500	10.6%	—	0.0%	287,500	10.6%
Credit Facility	—	0.0%	380,000	14.0%	380,000	14.0%
Senior Unsecured Term Loan (3)	130,000	4.8%	40,000	1.5%	170,000	6.3%

TOTAL OUTSTANDING DEBT	$2,167,603	80.0%	$541,250	20.0%	$2,708,853	100.0%

AVERAGE INTEREST RATE	5.60%		3.74%		5.23%

(1)	Includes debt premium

(2)	Includes variable rate debt swapped to fixed rate debt.

(3)	The $40 million variable rate Senior Unsecured Term Loan was swapped to a fixed rate of 5.15% in October 2008.

		Average Debt Balance
		Mortgage Debt (1)	REMIC (1) (2)	Total Mortgages	Credit Facility	Senior Unsecured Term Loan	Exchangeable Senior Notes	TOTAL
Beginning Balance	6/30/2008	$1,548,744	$404,995	$1,953,739	$355,000	$—	$287,500	$2,596,239
Credit Facility Borrowings, net		—	—	—	25,000	—	—	25,000
Senior Unsecured Term Loan		—	—	—	—	170,000	—	170,000
Logan Valley Mall New Mortgage		68,000	—	68,000	—	—	—	68,000
Patrick Henry Mall New Mortgage		97,000	—	97,000	—	—	—	97,000
Paxton Mortgage		54,000		54,000				54,000
Wyoming Valley Mall New Mortgage		65,000	—	65,000	—	—	—	65,000
Jacksonville Mall New Mortgage		56,265	—	56,265	—	—	—	56,265
Debt Amortization (3)		(17,656)	(404,995)	(422,651)	—	—	—	(422,651)

Ending Balance	9/30/2008	$1,871,353	$—	$1,871,353	$380,000	$170,000	$287,500	$2,708,853

Weighted Average Balance		$1,643,873	$311,662	$1,955,536	$380,685	$40,326	$287,500	$2,664,046

(1)	Includes debt premium.

(2)	The REMIC was repaid in full on September 9, 2008.

(3)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Senior Unsecured Term Loan	Exchangeable Senior Notes	Total Debt
2008	$4,487	$596	$137,413	$—	$—	$—	$142,496
2009	18,109	1,283	145,434	—	—	—	164,826
2010	19,639	1,175	20,860	380,000	170,000	—	591,674
2011	20,236	1,153	143,788	—	—	—	165,177
2012	17,509	416	363,346	—	—	287,500	668,771
2013	12,005	—	299,723	—	—	—	311,728
2014	11,417	—	—	—	—	—	11,417
Thereafter	11,722	—	641,042	—	—	—	652,764

	$115,124	$4,623	$1,751,606	$380,000	$170,000	$287,500	$2,708,853

(1)	The weighted average period to mortgage maturity is 4.88 years. Excludes debt premium.

	Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP)
Year	Balance	Interest Rate	Balance	Interest Rate
2008	$137,725	6.35%	$137,725	5.02%
2009	146,324	4.63%	146,324	4.53%
2010	21,450	5.72%	21,450	5.72%
2011	147,894	6.74%	147,894	6.74%
2012	387,948	6.08%	387,948	5.69%
2013	312,416	4.95%	312,416	4.95%
Thereafter	712,973	4.79%	712,973	4.79%

Total	$1,866,730	5.74%	$1,866,730	5.56%

Pennsylvania Real Estate Investment Trust

Debt Schedule as of September 30, 2008

(in thousands)

	Proportionate Share(1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
	Mortgage Debt	Debt Premium	Total
Fixed Rate Mortgage Debt
Exton Square Mall	$93,305	$267	$93,572	6.95%	5.00%	$8,102	$93,034	2008
Whitehall Mall	6,170	—	6,170	6.77%	6.77%	641	6,129	2008
Palmer Park Mall	15,823	—	15,823	6.77%	6.77%	1,661	15,674	2009
Red Rose Commons	12,607	—	12,607	7.66%	7.66%	1,220	12,425	2009
Valley View Mall	34,894	118	35,012	6.15%	5.75%	2,773	34,335	2009
Creekview Center (2)(3)	19,928	—	19,928	5.56%	5.56%	1,112	19,448	2010
Springfield Park	1,522	—	1,522	7.79%	7.79%	203	1,412	2010
Christiana Center (2)(4)	45,000	—	45,000	5.87%	5.87%	2,639	45,000	2011
Metroplex Shopping Center	30,342	—	30,342	7.25%	7.25%	2,681	28,785	2011
The Court at Oxford Valley	18,552	—	18,552	8.02%	8.02%	2,319	16,003	2011
Paxton Towne Centre (2)(4)	54,000	—	54,000	5.84%	5.84%	3,152	54,000	2011
Beaver Valley Mall	44,832	—	44,832	7.36%	7.36%	3,972	42,266	2012
Capital City Mall	50,491	2,837	53,328	7.61%	5.50%	4,603	47,898	2012
Cherry Hill Mall	191,597	—	191,597	5.42%	5.42%	13,510	177,689	2012
Cherry Hill Mall Supplemental Loan	55,000	—	55,000	5.51%	5.51%	3,030	53,003	2012
Cumberland Mall Loan #1	41,842	1,401	43,243	6.50%	5.40%	3,413	38,782	2012
Pavilion East Associates (2)	4,186	—	4,186	7.71%	7.71%	252	3,708	2012
Dartmouth Mall	64,213	—	64,213	4.95%	4.95%	4,484	57,594	2013
Jacksonville Mall (2)(4)	56,265	—	56,265	5.83%	5.83%	3,277	56,265	2013
Logan Valley Mall (2)(4)	68,000	—	68,000	5.79%	5.79%	3,939	68,000	2013
Moorestown Mall	58,938	—	58,938	4.95%	4.95%	4,115	52,863	2013
Wyoming Valley Mall (2)(4)	65,000	—	65,000	5.85%	5.85%	3,803	65,000	2013
Magnolia Mall	63,107	—	63,107	5.33%	5.33%	4,413	54,965	2015
Patrick Henry Mall	97,000	—	97,000	6.34%	6.34%	7,743	83,210	2015
Willow Grove Park	153,938	—	153,938	5.65%	5.65%	11,083	133,548	2015
Valley Mall	89,356	—	89,356	5.49%	5.49%	5,014	78,835	2016
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	2016
Cumberland Mall Loan #2	3,072	—	3,072	5.00%	5.00%	206	—	2017
The Mall at Prince Georges	150,000	—	150,000	5.51%	5.51%	8,270	150,000	2017

Total Fixed Rate Mortgage Debt	1,745,480	4,623	1,750,103	5.89%	5.69%	120,027	1,630,355

Variable Rate Mortgage Debt
Springfield Mall (5)	38,250	—	38,250	4.80%	4.80%	1,370	38,250	2008
Lehigh Valley Mall (6)	75,000	—	75,000	3.05%	3.05%	4,190	75,000	2009
One Cherry Hill Plaza	8,000	—	8,000	3.79%	3.79%	303	8,000	2009

Total Variable Rate Mortgage Debt	121,250	—	121,250	3.65%	3.65%	5,863	121,250

Total Mortgage Debt	$1,866,730	$4,623	$1,871,353	5.74%	5.56%	$125,890	$1,751,605

CONSOLIDATED MORTGAGES	$1,680,101	$4,623	$1,684,724	5.81%	5.60%	$113,014	$1,569,893
UNCONSOLIDATED MORTGAGES	186,629	—	186,629	5.16%	5.16%	12,876	181,712
EXCHANGEABLE SENIOR NOTES	287,500	—	287,500	4.00%	4.00%	11,500	287,500
CREDIT FACILITY	380,000	—	380,000	3.68%	3.68%	13,976	—
SENIOR UNSECURED TERM LOAN - SWAPPED	130,000	—	130,000	5.33%	5.33%	6,923	130,000
SENIOR UNSECURED TERM LOAN - VARIABLE (7)	40,000	—	40,000	4.65%	4.65%	1,860	40,000

Total	$2,704,230	$4,623	$2,708,853	5.23%	5.10%	$160,149	$2,209,105

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	The mortgage has been swapped to a fixed interest rate presented.

(3)	The mortgage has three, one-year renewal options.

(4)	The mortgage has two, one-year renewal options.

(5)	The mortgage has three, one-year renewal options. The first option was exercised in December 2007.

(6)	The mortgage has three, one-year renewal options. The second option was exercised in July 2008 for the period August 2008 to August 2009.

(7)	The $40 million variable rate Senior Unsecured Term Loan was swapped to a fixed rate of 5.15% in October 2008.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Barclays Global Investors NA (California)	3,402,136
Vanguard Group, Inc.	3,086,900
ING Clarion Real Estate Securities LP	2,151,353
RREEFAmerica LLC	1,660,906
State Street Global Advisors	1,499,322
Catapult Capital Management LLC	1,115,000
Pacific Heights Asset Management LLC	750,000
LaSalle Investment Management Securities LP	710,257
JPmorgan Asset Management, Inc.	644,565
Fidelity Management & Research	638,000

TOTAL of Ten Largest Institutional:	15,658,439
TOTAL of all Institutional Holders:	29,234,724
Ten Largest as % of Total Institutional:	53.6%

(1)	Based on 13F and 13G filings as of 9/30/08 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2007
Institutional (1)	29,234,724	70.2%	29,753,729
Retail (2)	8,253,598	19.8%	6,629,028
Insiders (3)	4,147,196	10.0%	4,965,503

TOTAL	41,635,518	100.0%	41,348,260

(1)	Based on 13F and 13G filings as of 9/30/08 or most recent filings.

(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.

(3)	Insider holdings as of April 1, 2008 (Shares and OP Units only). Excludes 143,250 exercisable options. See proxy statement dated April 18, 2008 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”). Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. Similarly, FFO per diluted share is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities. In addition, we use FFO and FFO per diluted share as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs.

The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares for periods during which the Company had preferred shares outstanding, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.